                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 pertaining to the issuance and sale of new debt securities with a total offering price of $520,000,000, such new debt securities to have been registered in part on such registration statement (the "New Registration Statement") and in part on registration statement 333-63884 (the "Old Registration Statement" and, collectively with the New Registration Statement, the "Registration Statements"), plus such additional amount of debt securities as may be registered by the Company pursuant to Rule 462(b) under the Act, to be offered and sold by the Company from time to time.

         NOW, THEREFORE, the undersigned hereby appoints John F. Killian, William F. Heitmann and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the New Registration Statement and any and all amendments, including post-effective amendments, to the New Registration Statement, to sign any post-effective amendments to the Old Registration Statement, and to sign any registration statement or registration statements for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the registration statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of June, 2003.


                                                  /s/ Lawrence T. Babbio, Jr.
                                                  ---------------------------
                                                  Lawrence T. Babbio, Jr.

                                POWER OF ATTORNEY

         WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 pertaining to the issuance and sale of new debt securities with a total offering price of $520,000,000, such new debt securities to have been registered in part on such registration statement (the "New Registration Statement") and in part on registration statement 333-63884 (the "Old Registration Statement" and, collectively with the New Registration Statement, the "Registration Statements"), plus such additional amount of debt securities as may be registered by the Company pursuant to Rule 462(b) under the Act, to be offered and sold by the Company from time to time.

         NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr, William F. Heitmann and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the New Registration Statement and any and all amendments, including post-effective amendments, to the New Registration Statement, to sign any post-effective amendments to the Old Registration Statement, and to sign any registration statement or registration statements for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the registration statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of June, 2003.


                                                      /s/ John F. Killian
                                                      ----------------------
                                                      John F. Killian

                                POWER OF ATTORNEY


         WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 pertaining to the issuance and sale of new debt securities with a total offering price of $520,000,000, such new debt securities to have been registered in part on such registration statement (the "New Registration Statement") and in part on registration statement 333-63884 (the "Old Registration Statement" and, collectively with the New Registration Statement, the "Registration Statements"), plus such additional amount of debt securities as may be registered by the Company pursuant to Rule 462(b) under the Act, to be offered and sold by the Company from time to time.

         NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr., William F. Heitmann and John F. Killian and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the New Registration Statement and any and all amendments, including post-effective amendments, to the New Registration Statement, to sign any post-effective amendments to the Old Registration Statement, and to sign any registration statement or registration statements for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the registration statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of June, 2003.


                                                    /s/ Edwin F. Hall
                                                    ----------------------
                                                    Edwin F. Hall

                                POWER OF ATTORNEY

         WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 pertaining to the issuance and sale of new debt securities with a total offering price of $520,000,000, such new debt securities to have been registered in part on such registration statement (the "New Registration Statement") and in part on registration statement 333-63884 (the "Old Registration Statement" and, collectively with the New Registration Statement, the "Registration Statements"), plus such additional amount of debt securities as may be registered by the Company pursuant to Rule 462(b) under the Act, to be offered and sold by the Company from time to time.

         NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr., John F. Killian, William F. Heitmann and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the New Registration Statement and any and all amendments, including post-effective amendments, to the New Registration Statement, to sign any post-effective amendments to the Old Registration Statement, and to sign any registration statement or registration statements for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the registration statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of June, 2003.


                                                        /s/ Bruce P. Beausejour
                                                        -----------------------
                                                        Bruce P. Beausejour

                                POWER OF ATTORNEY

         WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 pertaining to the issuance and sale of new debt securities with a total offering price of $520,000,000, such new debt securities to have been registered in part on such registration statement (the "New Registration Statement") and in part on registration statement 333-63884 (the "Old Registration Statement" and, collectively with the New Registration Statement, the "Registration Statements"), plus such additional amount of debt securities as may be registered by the Company pursuant to Rule 462(b) under the Act, to be offered and sold by the Company from time to time.

         NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr., John F. Killian, William F. Heitmann and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the New Registration Statement and any and all amendments, including post-effective amendments, to the New Registration Statement, to sign any post-effective amendments to the Old Registration Statement, and to sign any registration statement or registration statements for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the registration statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of June, 2003.


                                                      /s/ Paula L. Brown
                                                      ----------------------
                                                      Paula L. Brown

                                POWER OF ATTORNEY

         WHEREAS, VERIZON NEW ENGLAND INC., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 pertaining to the issuance and sale of new debt securities with a total offering price of $520,000,000, such new debt securities to have been registered in part on such registration statement (the "New Registration Statement") and in part on registration statement 333-63884 (the "Old Registration Statement" and, collectively with the New Registration Statement, the "Registration Statements"), plus such additional amount of debt securities as may be registered by the Company pursuant to Rule 462(b) under the Act, to be offered and sold by the Company from time to time.

         NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr., John F. Killian, William F. Heitmann and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the New Registration Statement and any and all amendments, including post-effective amendments, to the New Registration Statement, to sign any post-effective amendments to the Old Registration Statement, and to sign any registration statement or registration statements for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the registration statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of June, 2003.


                                                     /s/ Donna C. Cupelo
                                                     ----------------------
                                                     Donna C. Cupelo